EXHIBIT 10.2

AMENDMENT NO. 1

Dated as of October 10, 2012

to

CREDIT AGREEMENT

Dated as of July 15, 2010

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of October 10, 2012 by and among Zep Inc. (the “Company”), Acuity Specialty Products, Inc. (together with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of July 15, 2010 by and among the Borrowers, the Subsidiary Borrowers from time to time party thereto, the Lenders and the Administrative Agent (as amended by that certain Consent Memorandum dated October 13, 2011 and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the Required Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to the following amendments to the Credit Agreement.

1.                                      Amendments to the Credit Agreement.  Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 and, as applicable, Section 3 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)                                 Section 1.01 of the Credit Agreement is amended to insert the following new definition therein in the appropriate alphabetical order as follows:

“Permitted Goldeneye Acquisition” means the acquisition by the Company of certain personal property of the Person disclosed to the Lenders as “Goldeneye” all as described to the Administrative Agent and the Lenders at a meeting on or about September 25, 2012, if, at the time of and immediately after giving effect thereto, (a) no Event of Default has occurred and is continuing or would arise after giving effect thereto, (b) the Company has delivered to the Lenders a certificate demonstrating the calculation of the Leverage Ratio and the Fixed Charge Coverage Ratio (on a Pro Forma Basis after giving effect to such acquisition (but without giving effect to any synergies or cost savings unless permitted in accordance with Regulation S-X)) recomputed as of the last day of the most recently ended fiscal quarter of the Company for which financial statements are available, as if such acquisition (and any related incurrence or repayment of Indebtedness, with any new Indebtedness being deemed to be amortized over the applicable testing period in accordance with its terms) had occurred on the first day of each relevant period for calculating such covenants) demonstrating a Leverage Ratio not greater than 4.25 to 1.00 and a Fixed Charge Coverage Ratio not less than 1.15 to 1.00 and (c) the Company has delivered to the Lenders a certificate confirming that it has not entered into or consummated any Permitted Acquisitions on or after September 25, 2012.

(b)                                 Section 1.04 of the Credit Agreement is amended to restate in its entirety the last sentence thereof as follows:

Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made (i) without giving effect to any election under Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Company or any Subsidiary at “fair value”, as defined therein, (ii) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof and (iii) in a manner such that any obligations relating to a lease that was accounted for by such Person as an operating lease as of the Effective Date and any similar lease entered into after the Effective Date by such Person shall be accounted for as obligations relating to an operating lease and not as Capital Lease Obligations.

(c)                                  Section 2.02(c) of the Credit Agreement is amended to delete the reference to “and not less than $5,000,000 (or, if such Borrowing is denominated in a Foreign Currency 5,000,000 units of such currency)” appearing therein and to replace such reference with a reference to “and not less than $5,000,000 (or, if such Borrowing is denominated in a Foreign Currency 1,000,000 units of such currency)”.

(d)                                 Section 6.04(b) of the Credit Agreement is restated in its entirety as follows:

(b) the Permitted Goldeneye Acquisition and Permitted Acquisitions;

(e)                                  Section 1.01 of the Credit Agreement is amended to insert the following new definitions therein in the appropriate alphabetical order as follows:

“Amendment No. 1 Effective Date” means the date on which the conditions of effectiveness set forth in Section 3 of Amendment No. 1 to this Agreement, dated as of October 10, 2012, have all been satisfied.

“Covenant Reversion Notice” means a written notice provided by the Company to the Administrative Agent stating the Company’s election to maintain (i) a maximum Leverage Ratio of 3.75 to 1.00 under this Agreement and (ii) a minimum Fixed Charge Coverage Ratio of 1.25 to 1.00 under this Agreement, in each case, on and after the date of receipt of such notice by the Administrative Agent, which notice shall be irrevocable in all respects.

“Restriction Period” means the period beginning on the Amendment No. 1 Effective Date through and including the last day of the sixth fiscal quarter of the Company ending on or after the Amendment No. 1 Effective Date; provided that the Restriction Period shall automatically cease to exist and shall be of no further force or effect on and after the date, if any, on which the Company delivers to the Administrative Agent the Covenant Reversion Notice.

(f)                                   The definition of “Permitted Acquisition” appearing in Section 1.01 of the Credit Agreement is amended to delete the phrase “(2) the Leverage Ratio is equal to or less than 3.50 to 1.00” appearing therein and to replace such phrase with the phrase “(2) the Leverage Ratio is equal to or less than a ratio equal to (x) the numerator of the maximum Leverage Ratio permitted under Section 6.11(a) at such time minus 0.25 to (y) 1.00”.

(g)                                  The definition of “Permitted Acquisition” appearing in Section 1.01 of the Credit Agreement is further amended to insert the following sentence at the end thereof:

Notwithstanding the foregoing, it is understood and agreed that the aggregate consideration paid in respect of all Permitted Acquisitions consummated during the Restriction Period shall not exceed $15,000,000.

(h)                                 Section 6.11(a) of the Credit Agreement is restated in its entirety as follows:

(a) Maximum Leverage Ratio.  The Company will not permit the ratio (the “Leverage Ratio”), determined as of the end of each of its fiscal quarters, of (i) Consolidated Total Indebtedness to (ii) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending with the end of such fiscal quarter, all calculated for the Company and its Subsidiaries on a consolidated basis, to be greater than (x) 4.25 to 1.00 for the first fiscal quarter of the Company ending on or after the Amendment No. 1 Effective Date and the three fiscal quarters of the Company ending immediately following such fiscal quarter, (y) 4.00 to 1.00 for the two fiscal quarters of the Company ending immediately following the latest fiscal quarter referenced in the preceding clause (x) and (z) 3.75 to 1.00 for the fiscal quarter of the Company ending immediately following the latest fiscal quarter referenced in the previous clause (y) and each fiscal quarter of the Company thereafter; provided that, notwithstanding the foregoing, on and after the date, if any, on which the Company delivers to the Administrative Agent the Covenant Reversion Notice, the maximum Leverage Ratio permitted under this Section 6.11(a) shall be 3.75 to 1.00.

(i)                                     Section 6.11(b) of the Credit Agreement is restated in its entirety as follows:

(b) Fixed Charge Coverage Ratio.  The Company will not permit the ratio (the “Fixed Charge Coverage Ratio”), determined as of the end of each of its fiscal quarters, of (i) (A) Consolidated EBITDA, minus (B) expense for taxes paid in cash, minus (C) payments in respect of unfinanced Consolidated Capital Expenditures, minus (D) Restricted Payments made pursuant to clause (d) of Section 6.07 to (ii) Consolidated Fixed Charges, in each case for the period of four (4) consecutive fiscal quarters ending with the end of such fiscal quarter, all calculated for the Company and its Subsidiaries on a consolidated basis, to be less than (x) 1.15 to 1.00 for the first fiscal quarter of the Company ending on or after the Amendment No. 1 Effective Date and the three fiscal quarters of the Company ending immediately following such fiscal quarter, (y) 1.20 to 1.00 for the two fiscal quarters of the Company ending immediately following the latest fiscal quarter referenced in the preceding clause (x) and (z) 1.25 to 1.00 for the fiscal quarter of the Company ending immediately following the latest fiscal quarter referenced in the previous clause (y) and each fiscal quarter of the Company thereafter; provided that, notwithstanding the foregoing, on and after the date, if any, on which the Company delivers to the Administrative Agent the Covenant Reversion Notice, the minimum Fixed Charge Coverage Ratio permitted under this Section 6.11(b) shall be 1.25 to 1.00.

2.                                     Conditions of Effectiveness.  The effectiveness of Sections 1(a), 1(b), 1(c) and 1(d) of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent and the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Guarantors.

3.                                     Further Conditions of Effectiveness.  The effectiveness of Sections 1(e), 1(f), 1(g), 1(h) and 1(i) of this Amendment is subject to the conditions precedent that, on or prior to January 2, 2013, (a) all of the conditions precedent set forth in Section 2 shall have been satisfied, (b) the Company shall have (i) consummated the Permitted Goldeneye Acquisition (as defined in this Amendment), (ii) provided the Administrative Agent reasonable evidence confirming such consummation and (iii) provided the Lenders the certificates required pursuant to the definition of Permitted Goldeneye Acquisition, (c) the Company shall have paid to the Administrative Agent, for the account of each Lender that executes and delivers its signature page hereto by such time as is requested by the Administrative Agent, an amendment fee equal to 0.05% of such Lender’s Revolving Commitment and the amount of such Lender’s outstanding Term Loans and (d) the Company shall have paid, to the extent invoiced, all expenses of the Administrative Agent (including reasonable and documented attorneys’ fees and expenses) in connection with this Amendment and the other Loan Documents.

4.                                      Representations and Warranties of the Borrowers.  Each Borrower hereby represents and warrants as follows:

(a)                                 This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)                                 As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of such Borrower set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects as of the date hereof.

5.                                      Reference to and Effect on the Credit Agreement.

(a)                                 Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)                                 Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

6.                                     Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

7.                                     Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.                                     Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ZEP INC.,

as the Company

By:	/s/ Mark R. Bachmann
Name:	Mark R. Bachmann
Title:	Executive Vice President and Chief
Financial Officer

ACUITY SPECIALTY PRODUCTS, INC.,

as a Borrower

By:	/s/ Mark R. Bachmann
Name:	Mark R. Bachmann
Title:	Executive Vice President and Chief
Financial Officer

Signature Page to Amendment No. 1 to

Credit Agreement dated as of July 15, 2010

Zep Inc. et al

JPMORGAN CHASE BANK, N.A.,

individually as a Lender and as Administrative Agent

By:	/s/ John A. Horst
Name:	John A. Horst
Title:	Credit Executive

Signature Page to Amendment No. 1 to

Credit Agreement dated as of July 15, 2010

Zep Inc. et al

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as a Lender

By:	/s/ Brian E. Martin
Name:	Brian E. Martin
Title:	Sr. Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of July 15, 2010

Zep Inc. et al

REGIONS BANK,

as a Lender

By:	/s/ Olesya Deneau
Name:	Olesya Deneau
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of July 15, 2010

Zep Inc. et al

BANK OF AMERICA, N.A.,

as a Lender

By:	/s/ George Hlentzas
Name:	George Hlentzas
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of July 15, 2010

Zep Inc. et al

BRANCH BANKING & TRUST COMPANY,

as a Lender

By:	/s/ Bradley B. Sands
Name:	Bradley B. Sands
Title:	Assistant Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of July 15, 2010

Zep Inc. et al

KEYBANK NATIONAL ASSOCIATION,

as a Lender

By:	/s/ Brian P. Fox
Name:	Brian P. Fox
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of July 15, 2010

Zep Inc. et al

COMPASS BANK,

as a Lender

By:	/s/ W. Brad Davis
Name:	W. Brad Davis
Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of July 15, 2010

Zep Inc. et al

HSBC BANK USA, NATIONAL ASSOCIATION,

as a Lender

By:	/s/ Santiago Riviere
Name:	Santiago Riviere
Title:	Vice President – Corporate Banking Group

Signature Page to Amendment No. 1 to

Credit Agreement dated as of July 15, 2010

Zep Inc. et al

TD BANK, N.A.,

as a Lender

By:	/s/ Mark Hogan
Name:	Mark Hogan
Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of July 15, 2010

Zep Inc. et al

EXHIBIT A

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement dated as of July 15, 2010 (as amended by that certain Consent Memorandum dated October 13, 2011 and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Zep Inc. (the “Company”), Acuity Specialty Products, Inc., the other Subsidiary Borrowers from time to time party thereto, the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 1 is dated as of October 10, 2012 and is by and among the Borrowers, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”).  Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.   Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty, the Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreements and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated:  October 10, 2012

[Signature Page Follows]

ACUITY SPECIALTY PRODUCTS, INC.

By:	/s/ Mark R. Bachmann
Name:	Mark R. Bachmann
Title:	Executive Vice President and Chief
Financial Officer

AMREP, INC.

By:	/s/ Mark R. Bachmann
Name:	Mark R. Bachmann
Title:	Executive Vice President and Chief
Financial Officer

AMREP IP HOLDINGS, LLC

By:	/s/ Mark R. Bachmann
Name:	Mark R. Bachmann
Title:	Executive Vice President and Chief
Financial Officer

ZEP IP HOLDING LLC

By:	/s/ Mark R. Bachmann
Name:	Mark R. Bachmann
Title:	Executive Vice President and Chief
Financial Officer